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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 14, 1997 (except Note 11, as to which the date is September 29,
1997), in the Registration Statement (Form S-1) and related Prospectus of SCP Pool Corporation for the registration of 2,450,000 shares of its common stock.

                                          ERNST & YOUNG LLP

New Orleans, Louisiana

December 11, 1997